AMENDMENT TO LINE OF CREDIT AGREEMENT

This Amendment (“Amendment”) to the Line of Credit Agreement is made and entered into as of the Effective Date set forth below, by and between:

Borrower: StimCell Energetics Inc., a corporation with an address at 820 - 1130 West Pender Street, Vancouver, BC V6E 4A4 (“Lender”),

AND

Lender: Richard Jeffs, an individual with an address at 11750 Fairtide Road, Ladysmith, BC V9G 1K5 (“Borrower”).

RECITALS

WHEREAS, the Lender and Borrower entered into a Line of Credit Agreement dated February 14, 2025 (the “Original Agreement”), pursuant to which the Lender extended to the Borrower an unsecured revolving line of credit in the maximum principal amount of CAD $100,000;

WHEREAS, the parties wish to amend the Original Agreement to increase the Credit Limit to CAD $250,000, with all other terms and conditions of the Original Agreement remaining unchanged.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT TO CREDIT LIMIT Section 1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.1 The Lender agrees to extend to the Borrower an unsecured revolving line of credit (“Credit Line”) in the maximum principal amount of CAD $250,000 (the “Credit Limit”).

2. NO OTHER CHANGES Except as expressly amended by this Amendment, all other terms, provisions, and conditions of the Original Agreement shall remain in full force and effect.

3. GOVERNING LAW This Amendment shall be governed by and construed in accordance with the laws of the Province of British Columbia.

4. COUNTERPARTS This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures transmitted by electronic means shall be deemed to be original signatures for all purposes.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

Effective Date: July 21, 2025

LENDER:

Richard Jeffs

By: /s/ Richard Jeffs

Date:July 21, 2025

BORROWER:

StimCell Energetics Inc.

By: /s/ David Jeffs

Name: David Jeffs

Title: President and CEO

Date: July 21, 2025